SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             June 10,  2014
                             Date of Report
                   (Date of Earliest Event Reported)

                          AQUARIUS CANNABIS INC.
           (Exact Name of Registrant as Specified in its Charter)

                       AQUARIUS AGRICULTURE INC.
            (Former Name of Registrant as Specified in its Charter)

Delaware                        000-55056                 46-3601156
(State or other
jurisdiction             (Commission File Number)     (IRS Employer
of incorporation)                                    Identification No.)

                             2549 Cowley
                       Lafayette, Colorado 80026
               (Address of Principal Executive Offices)

                          310-869-9906
                  (Registrant's Telephone Number)

ITEM 5.03     Amendments to Articles of Incorporation

     The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Aquarius Cannabis Inc. and filed such change with the State of Delaware.


                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                              AQUARIUS CANNABIS INC.


Date: June 27, 2014           Michael Davis Lawyer
                              President